UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 6, 2009

CHINA OPPORTUNITY ACQUISITION CORP.
 (Exact Name of Registrant as Specified in Charter)

Delaware	000-52355	20-5331360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Tice Boulevard., Woodcliff Lake, New Jersey	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 201-930-8900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

THIS AMENDMENT (“AMENDMENT”) TO THE CURRENT REPORT OF CHINA OPPORTUNITY ACQUISITION CORP. (“COAC”) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 6, 2009 (“ORIGINAL REPORT”) IS BEING FILED SOLELY TO INCLUDE AN UPDATED SLIDE SHOW PRESENTATION, ATTACHED HERETO AS EXHIBIT 99.1, WHICH SUPERCEDES THE SLIDE SHOW PRESENTATION INCLUDED WITH THE ORIGINAL REPORT.

COMMENCING SHORTLY AFTER THE FILING OF THIS AMENDMENT, CHINA OPPORTUNITY ACQUISITION CORP. (“COAC”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING COAC SECURITIES, REGARDING ITS MERGER WITH GOLDEN GREEN ENTERPRISES LIMITED (“BVICO”), AS DESCRIBED IN COAC’S CURRENT REPORT ON FORM 8-K FILED ON NOVEMBER 14, 2008. THIS AMENDMENT, INCLUDING THE EXHIBIT HERETO, MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF CHINA OPPORTUNITY’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN MARCH 2007, ACTED AS A FINDER IN CONNECTION WITH COAC’S MERGER WITH BVICO, AND WILL ACT AS INVESTMENT BANKER FOR COAC IN ITS EFFORTS TO CONSUMMATE SUCH MERGER, FOR WHICH IT WILL RECEIVE AN AGGREGATE FEE OF $860,000. THESE FEES WILL BE PAYABLE TO EARLYBIRD ONLY IF WE SUCCESSFULLY CONSUMMATE OUR PROPOSED BUSINESS COMBINATION.  ADDITIONALLY, THE UNDERWRITERS DEFERRED $414,000 OF THE COMMISSIONS OWED TO THEM IN CONNECTION WITH THE IPO UNTIL THE CLOSING OF COAC’S BUSINESS COMBINATION, WHICH ARE ALSO PAYABLE ONLY IF WE SUCCESSFULLY CONSUMATE THE PROPOSED BUSINESS COMBINATION.  COAC AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND EBC MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECIAL MEETING OF COAC STOCKHOLDERS TO BE HELD TO APPROVE THE MERGER.

STOCKHOLDERS OF COAC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ COAC’S REGISTRATION STATEMENT CONTAINING A PRELIMINARY PROXY STATEMENT/PROSPECTUS AND, WHEN AVAILABLE, FINAL REGISTRATION STATEMENT CONTAINING A DEFINITIVE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH COAC’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS/PROSPECTUSES WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ COAC’S FINAL PROSPECTUS, DATED MARCH 20, 2007, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE COAC OFFICERS AND DIRECTORS AND OF EBC AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE MERGER. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: CHINA OPPORTUNITY ACQUISITION CORP., 300 TICE BOULEVARD, WOODCLIFF LAKE, NEW JERSEY 07677. THE REGISTRATION STATEMENT CONTAINING THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, ONCE AVAILABLE, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

Item 8.01.	Other Events.

Attached as Exhibit 99.1 to this Current Report is an updated form of investor presentation to be used by COAC in presentations to certain of its stockholders and other interested persons.  The attached presentation shall be used by COAC together with its preliminary proxy statement/prospectus and definitive proxy statement/prospectus, when available.

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit	Description

99.1	Investor Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2009

CHINA OPPORTUNITY ACQUISITION CORP.

By:	/s/ Harry Edelson
Name: Harry Edelson
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Investor Presentation.